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                               FIRST AMENDMENT TO
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              AMENDED AND RESTATED SENIOR SECUREDLOAN AND SECURITY
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                                    AGREEMENT
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          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED LOAN AND
SECURITY AGREEMENT (the "Amendment") is made as of September 25, 2001 between Landmark Communications, Inc. (hereinafter, "Lender"), a corporation organized and existing under the laws of the Commonwealth of Virginia having an office at 150 W. Brambleton Avenue, Norfolk, Virginia 23510, and CoolSavings, Inc. (hereinafter, "Borrower"), a Delaware corporation with its principal executive offices at 360 N. Michigan Ave., 19/th/ Floor, Chicago, Illinois 60601, that is the successor in interest to coolsavings.com inc., a Michigan corporation ("Predecessor"), in consideration of the mutual covenants contained herein and benefits to be derived herefrom. All capitalized terms shall have the meaning ascribed to them in the Amended and Restated Senior Secured Loan and Security Agreement dated July 30, 2001 (the "Loan and Security Agreement").

                              W I T N E S S E T H:
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          WHEREAS, Predecessor entered into the Loan and Security Agreement pursuant to which Borrower, among other things, agreed to repay on demand any Advances (as defined in the Loan and Security Agreement) that Lender in its sole discretion agreed to make under the Grid Note (as defined in the Loan and Security Agreement), provided such Advances were not to exceed in the aggregate $5,000,000 (the "Maximum Principal Amount"); and

          WHEREAS, the parties hereto desire to amend Section 1.1(b) of the Loan and Security Agreement principally to increase the amount of the Maximum Principal Amount.

          NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment.
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          Section 1.1(b) of the Loan and Security Agreement is hereby amended
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and restated in its entirety as follows:
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                1.1(b) For value received Borrower unconditionally promises to pay to the order of Lender ON DEMAND, without offset, the unpaid principal amount of any and all sums advanced to the Borrower, at the Lender's sole discretion, from time to time (an "Advance") and
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          outstanding under that certain Commercial Demand Grid Note attached hereto as Exhibit C, as the same may be amended, restated,
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          supplemented or otherwise modified from time to time (the "Grid
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          Note"), together with interest on each and all such Advances from the
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          date of any such Advance which shall accrue and compound thereon at the interest rates set forth below (the Initial Loan together with any

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          and all Advances, the "Loan"). Notwithstanding the foregoing, the
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          aggregate amount of any Advances under the Grid Note shall at no time exceed Twenty Million Dollars ($20,000,000). Lender shall not be obligated to make any Advance to Borrower at any time and should Lender, in its sole discretion, make an Advance, the decision to evidence Borrower's repayment obligation with respect thereto under the Grid Note shall also be at Lender's sole discretion. The Grid Note shall be a demand obligation which shall be payable by the Borrower at Lender's demand at any time and from time to time. For purposes of this Agreement, "Advance" shall be deemed to include any reimbursement obligation of Borrower to Lender that Lender records as an advance under the Grid Note.

          SECTION 2. Survival. Except as expressly amended hereby, the Loan and
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Security Agreement and all other provisions contained therein except those specifically amended hereby shall continue in full force and effect in accordance with the provisions thereof and the Loan and Security Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Loan and Security Agreement in the manner and to the extent herein provided.

          SECTION 3. Successors and Assigns. This Amendment shall be binding
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upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          SECTION 4. Governing Law. This Amendment shall be governed by Illinois
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law without reference to its choice of law doctrine.

          SECTION 5. Counterparts. This Amendment may be executed in any number
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of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                           Borrower:
                           CoolSavings, Inc.

                           By:    /s/ Matthew Moog
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                           Print Name: Matthew Moog
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                           Title:       Chief Executive Officer
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                           Lender:
                           Landmark Communications, Inc.

                           By:  /s/ Guy R. Friddell. III
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                           Print Name: Guy R. Friddell. III
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                           Title: Executive Vice President
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